As  filed with the Securities and Exchange Commission on December
22, 2005
                                       Registration No. 333-20951

                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549
                         --------------
                 POST-EFFECTIVE AMENDMENT NO. 2
                               TO
                            FORM S-8
                     REGISTRATION STATEMENT
                UNDER THE SECURITIES ACT OF 1933

                        INTEL CORPORATION
      ----------------------------------------------------
     (Exact Name of Registrant as Specified in Its Charter)

                  DELAWARE                        94-1672743
  ----------------------------------------   -------------------
      (State or Other Jurisdiction of          (I.R.S. Employer
       Incorporation or Organization)        Identification No.)

         2200 MISSION COLLEGE BLVD.
              SANTA CLARA, CA                     95054-1549
  ----------------------------------------   -------------------
  (Address of Principal Executive Offices)        (Zip Code)


            INTEL PUERTO RICO RETIREMENT SAVINGS PLAN
      -----------------------------------------------------
                    (Full Title of the Plan)


                      CARY I. KLAFTER, ESQ.
                  VICE PRESIDENT AND SECRETARY
                        INTEL CORPORATION
                    2200 MISSION COLLEGE BLVD.
                   SANTA CLARA, CA 95054-1549
      ----------------------------------------------------
             (Name and Address of Agent for Service)

                         (408) 765-8080
       --------------------------------------------------
  (Telephone Number, Including Area Code, of Agent For Service)

                           Copies to:
                     RONALD O. MUELLER, ESQ.
                   GIBSON, DUNN & CRUTCHER LLP
             1050 CONNECTICUT AVENUE, N.W. SUITE 300
                      WASHINGTON, DC 20036
                         (202) 955-8500

                        EXPLANATORY NOTE

    Intel Corporation ("Intel") registered 50,000 shares of its common stock for issuance under the Intel Puerto Rico Retirement Savings Plan (the "Plan") pursuant to a Registration Statement on Form S-8 (File No. 333-20951) filed with the Securities and
Exchange  Commission  ("SEC")  on  February  3,  1997  and   Post
Effective Amendment No. 1 to the Registration Statement on Form S-
8   filed  with  the  SEC  on  November  19,  1998.    Under  the
Registration Statement, the Plan also registered an indeterminate number of Plan interests. This Post-Effective Amendment No. 2 is being filed to deregister all Plan interests and the shares of Intel common stock reserved for issuance under the Plan that have not yet been issued.

    Accordingly, Intel hereby withdraws from registration under the Registration Statement of Form S-8 all Plan interests and the shares of its common stock that have not been and will not be issued under the Plan.

                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on this 22nd day of December, 2005.

                            INTEL CORPORATION

                            By:  /s/ Andy D. Bryant
                                 ---------------------------
                                 Andy D. Bryant
                                 Executive Vice President,
                                 Chief Financial and
                                 Enterprise Services Officer



      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature               Title                       Date


*                                                   December 22,
                        Chairman of the Board and   2005
Craig R. Barrett        Director

                                                    December 22,
/s/ Paul S. Otellini    President, Chief Executive  2005
Paul S. Otellini        Officer and Director


                        Director
Charlene Barshefsky

*                                                   December 22,
                        Director                    2005
E. John P. Browne

                                                    December 22,
/s/ Andy D. Bryant      Executive Vice President,   2005
Andy D. Bryant          Chief   Financial  officer
                        and  Principal  Accounting
                        Officer

*                                                   December 22,
                        Director                    2005
D. James Guzy


                        Director
Reed E. Hundt


                        Director
James D. Plummer


                        Director
David S. Pottruck

*                                                   December 22,
                        Director                    2005
Jane E. Shaw


                        Director
John L. Thornton

*                                                   December 22,
                        Director                    2005
David B. Yoffie


* By:   /s/ Andy D. Bryant
        --------------------
Name:   Andy D. Bryant
Title:  Attorney-in-Fact

      The Plan. Pursuant to the requirements of the Securities Act of 1933, the Intel Puerto Rico Retirement Savings Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on December 22, 2005.

                        INTEL PUERTO RICO RETIREMENT SAVINGS PLAN

                        By:   /s/  Andy D. Bryant
                              Andy D. Bryant
                              Executive Vice President,
                              Chief Financial Officer and
                              Principal Accounting Officer